FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
ISSUED BY C.M. LIFE INSURANCE COMPANY
Supplement dated November 5, 2001
Prospectus dated May 1, 2001

The prospectus for the policy is revised to make the following changes:

1.	On Page 1, at the beginning of the second paragraph of Part I, the following sentences are inserted:

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control.

2.	Effective November 19, 2001, a new product feature will be available under the policy: Directed Monthly Deduction Program. Accordingly, on Page 11, the following wording is added to the Monthly Charges Against the Account Value section of Part II, immediately preceding Administrative Charge and Face Amount Charge:

Directed Monthly Deduction Program. You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the Guaranteed Principal Account. This feature is called the Directed Monthly Deduction Program (DMDP).

The Directed Monthly Deduction Program is a way to have monthly policy charges deducted from your account value in one investment option, rather than from all options on a pro rata basis. If you don’t have enough value in your selected DMDP investment option on any Monthly Charge Date to cover the monthly charges then due, the monthly charges for that date will be deducted from all investment options with account value on a pro rata basis.

To elect DMDP, complete our DMDP election form and send it to us for processing. You may specify a termination date for DMDP, if you wish to do so.

We may at any time modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

3.	On Page 14, in the Account Value, Net Surrender Value, Surrender, and Withdrawals section of Part II, the following wording is inserted after the first sentence in the fourth paragraph of Withdrawals:

There is one exception. If the death benefit provided by the Death Benefit Option immediately before the withdrawal is equal to the minimum death benefit, either the Face Amount reduction will be limited or we will not reduce the Face Amount. We will not reduce the Face Amount if the death benefit immediately after the

(continued)

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withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the Face Amount reduction will be based on a formula. The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the Death Benefit Option. The formula reduces the Face Amount by the excess of the requested withdrawal amount over that smallest withdrawal amount. (Minimum death benefit, death benefit, and Death Benefit Option were explained earlier in the Death Benefit section.)

There are no other changes being made at this time.

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